                                                                    Exhibit 10.6

                             ASSIGNMENT AGREEMENT


    THIS ASSIGNMENT AGREEMENT is made and entered into as of August 21, 1998, by and among CIBC OPPENHEIMER CORP. (the "Purchaser"), the lenders set forth on the signature pages hereto each of which is a party to the Credit Agreement described below (collectively, the "Lenders"), THE CHASE MANHATTAN BANK, as agent (in such capacity, the "Agent") for the Lenders, COAXIAL COMMUNICATIONS OF CENTRAL OHIO, INC. ("Central"), PHOENIX ASSOCIATES ("Phoenix"), COAXIAL ASSOCIATES OF COLUMBUS I ("Columbus I"), COAXIAL ASSOCIATES OF COLUMBUS II ("Columbus II"), and COAXIAL ASSOCIATES OF SOUTHERN OHIO, INC. ("Southern Ohio" and, together with Central, Phoenix, Columbus I and Columbus II, collectively the "Borrowers").

                                   RECITALS
                                   --------

   A. The Borrowers, the Agent and the Lenders are parties to a Credit Agreement dated as of November 15, 1994 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

   B. Immediately prior to the execution of this Agreement and the occurrence of the Effective Date (as defined below), Columbus I, Columbus II and Southern Ohio are repaying an aggregate of $28,950,517 (the "Prepayment Amount") of the Term Loans outstanding under the Credit Agreement and, in consideration thereof (but subject to the occurrence of the Effective Date and the terms of this Agreement), Columbus I, Columbus II and Southern Ohio are being released from all of their respective obligations under the Credit Agreement. After giving effect to such prepayment, compliance with the terms of the Pay-off Letter (as defined below) and the purchase of the other Borrowers' obligations under the Credit Agreement and the other Loan Documents as set forth below, Phoenix and Central will be the sole obligors under the Credit Agreement and the Notes from and after the Effective Date.

   C. The Borrowers have requested that, simultaneously with the execution of this Agreement and the occurrence of the Effective Date, the Lenders agree to sell to the Purchaser, and the Purchaser agree to purchase from the Lenders, all of the Lenders' right, title and interest in, to and under all of the remaining amounts outstanding under the Credit Agreement and the other Loan Documents as of the Effective Date (after giving effect to payment of the Prepayment Amount and amounts payable pursuant to the Pay-off Letter), constituting the remaining principal amount outstanding of the Loans and all accrued and unpaid interest thereon (all as more fully set forth on Schedule 1 hereto, the "Existing Obligations").

   D. The Borrowers have further requested that, simultaneously with the execution of this Agreement, the occurrence of the Effective Date and the purchase of the Existing Obligations by the Purchaser from the Lenders, the Purchaser agree to restructure the Existing Obligations so that the terms of the Existing Obligations shall be as set forth in the Restructuring Agreement among Central, Phoenix, Insight Communications of Central Ohio, LLC, a Delaware limited liability company, and the Purchaser dated as of August 17, 1998 (the "Restructure Agreement") and the Indenture referenced therein (the "Indenture").

   E. The Purchaser and the Lenders have agreed to such sale and purchase of the Existing Obligations, and the Purchaser has agreed to such restructuring of the Existing Obligations, but in each case only in accordance with the terms and conditions of this Agreement.

                                  AGREEMENTS
                                  ----------

   IN CONSIDERATION OF THE FOREGOING, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

   1.  Assignment.  Effective upon receipt by the Agent, for the account of the
       ----------
Lenders, of (a) the Purchase Price (as defined below), (b) the Prepayment Amount and (c) all other amounts payable by the Borrowers pursuant to the terms of the "pay-off" letter previously delivered by the Agent to the Borrowers (the "Pay-off Letter"), each Lender hereby irrevocably sells, transfers, assigns, grants and conveys to the Purchaser, and the Purchaser hereby irrevocably purchases and assumes from such Lender, all of such Lender's right, title and interest in, to and under the Existing Obligations set forth opposite such Lender's name on
Schedule 1 hereto and, subject to Section 7 below, all of such Lender's related rights and obligations under the Credit Agreement, the Notes and the other Loan Documents, including any unused commitments under the Credit Agreement (together with the Existing Obligations, the "Purchased Obligations"). On the

Effective Date, after the payment of the Prepayment Amount, the Purchaser shall pay to the Agent, for the account of the Lenders, by wire transfer of immediately available funds, an amount equal to $136,376,989.84 (the "Purchase Price") in consideration of the sale and assignment of the Purchased Obligations.

   2.  Representations and Warranties.
       ------------------------------

     (a) Each Lender hereby represents and warrants to the Purchaser that (A) such Lender has the full power and authority to execute, deliver and perform its obligations under this Agreement and to sell its Purchased Obligations to the Purchaser and (B) this Agreement has been duly and validly authorized and constitutes such Lender's legal, valid and binding obligation, enforceable against it in accordance with the terms of this Agreement, subject to the effects of bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. Except as expressly set forth herein, the Lenders make no representations or warranties whatsoever, express or implied, including without limitation, with respect to (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the validity, enforceability, perfection or priority of any lien or security interest created or purported to be created under or in connection with, the Purchased Obligations, the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; (ii) the financial condition or creditworthiness of the Borrowers and their respective Subsidiaries and Affiliates; (iii) any representation, warranty or statement made by any of the Borrowers or any of their respective Subsidiaries or Affiliates in or in connection with the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; or (iv) the performance or observance by any of the Borrowers or any of their respective Subsidiaries or Affiliates of any of their respective obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto.

     (b) The Purchaser hereby represents and warrants to each Lender that (A) it has the full power and authority to execute, deliver and perform its obligations under this Agreement and to purchase the Purchased Obligations from such Lender, (B) this Agreement has been duly and validly authorized and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Agreement, subject to the effects of bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, (C) it is a sophisticated buyer with respect to its purchase of the Purchased Obligations, has adequate information concerning the business and financial condition of the Borrowers and their respective Subsidiaries and Affiliates to make an informed decision regarding the purchase of the Purchased Obligations and has independently and without reliance upon the Lenders or the Agent, and based on such information as the Purchaser has deemed appropriate, made its own analysis and decision to enter into this Agreement. The Purchaser acknowledges that (i) the Lenders have not made and do not make any representation or warranty, whether express or implied, of any kind or character, except as expressly set forth in this Agreement, (ii) in accordance with Section 5 hereof, simultaneously with the Purchaser's purchase of the Purchased Obligations, the Agent shall release all of the Liens which currently secure the Purchased Obligations and (iii) the sale and assignment of the Purchased Obligations to the Purchaser pursuant to this Agreement is irrevocable, and that the Purchaser has no recourse whatsoever to any Lender, except with respect to any material breach by such Lender of the representations and warranties expressly made by such Lender in this Agreement.

   3.  Further Assurances.
       ------------------

   The Purchaser, the Agent, the Lenders and the Borrowers each hereby agrees to execute and deliver, at the expense of the Borrowers, such other agreements, documents and instruments, and to take such other actions, as any party may reasonably request in order to further evidence or implement the transactions contemplated by this Agreement.

   4.  Restructuring.  The Purchaser, Central and Phoenix agree that immediately
       -------------
upon the purchase of the Existing Obligations from the Lenders, the Existing Obligations shall be restructured on the Effective Date so that the terms thereof are as set forth in the Restructure Agreement and the Indenture, and the notes to be issued pursuant to the Indenture in substitution and exchange for, but not in novation of, the Notes issued pursuant to the Credit Agreement to evidence the Purchased Obligations shall be in the form provided in the Indenture.

   5.  Release of Collateral.  In accordance with, and subject to, the terms of
       ---------------------
the Pay-off Letter, simultaneously with the occurrence of the transactions contemplated hereby to occur on the Effective Date, the Agent shall release all of the Liens granted to the Agent, for the ratable benefit of the Lenders, to secure the Purchased Obligations. From and after the Effective Date, the Purchased Obligations shall be secured as provided in the Restructure Agreement and the Indenture.

   6.  Parties to Credit Agreement.  Upon consummation of the transactions
       ---------------------------
contemplated by this Agreement and the Pay-off Letter to occur on the Effective Date, the Lenders shall cease to be parties to the Credit Agreement and the other Loan Documents, and the Agent shall be deemed to have resigned as Agent under the Credit Agreement and the other Loan Documents.

   7.  Indemnification and Survivability of Certain Obligations. Each of the
       --------------------------------------------------------
Borrowers hereby agrees to pay, indemnify and hold the Agent and each Lender and their respective officers, directors, employees and agents harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel) which may be incurred by or asserted against the Agent or the Lenders arising out of or in connection with any of the transactions contemplated by this Agreement. In addition, any provision of the Credit Agreement or any of the other Loan Documents which is expressly stated to survive the termination of the Credit Agreement and the repayment of the Notes and all other amounts payable thereunder shall be deemed to be incorporated by reference into this Agreement for the benefit of the Agent and the Lenders with the same effect as if fully set forth herein, and each such provision as so incorporated into this Agreement shall remain in full force and effect in accordance with its terms after the Effective Date.

   8.  Miscellaneous.
       -------------

     (a) This Agreement shall become effective and the effective date for this Agreement shall be August 21, 1998 (the "Effective Date"), the date upon which this Agreement has been executed by each of the parties hereto and all of the transactions contemplated by this Agreement and the Pay-off Letter shall have occurred, provided that the representations and warranties made in this Agreement by the parties hereto shall be true and correct in all material respects on the Effective Date.

     (b) Notwithstanding anything to the contrary contained herein, no General Partner shall have any personal liability in respect of any Borrower's obligations under this Agreement by reason of such General Partner's status as a general partner of a Borrower. In addition, no limited partner of any Borrower nor any officer, director or shareholder of any Borrower or of any corporate General Partner shall have any personal liability in respect of such obligations by reason of his or its status as such limited partner, officer, director or shareholder.

     (c) The representations and warranties made herein shall survive the consummation of the transactions contemplated hereby.

     (d) This Agreement may be executed by the parties hereto and delivered by facsimile transmission on any number of separate counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

     (e) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

     (f) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     (g) The Borrowers shall pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, execution and delivery of this Agreement, including without limitation, the reasonable fees and disbursements of counsel to the Agent.

     (h) This Agreement contains the entire understanding among the parties, and supersedes any prior understandings and agreements among them, regarding the subject matter of this Agreement.

     (i) If any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all remaining provisions shall not in any way be affected or impaired. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     (j) Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of each of the parties hereto.

                           [SIGNATURE PAGES FOLLOW]

   IN WITNESS WHEREOF, the parties by their duly authorized representatives have executed this Assignment Agreement as of the date first above written.

CIBC OPPENHEIMER CORP.



By:___________________________
Name:_________________________
Title:________________________


THE CHASE MANHATTAN BANK, as Agent
   and a Lender



By:___________________________
Name:_________________________
Title:________________________


AG CAPITAL FUNDING PARTNERS, L.P.



By:___________________________
Name:_________________________
Title:________________________


CIBC, INC.



By:___________________________
Name:_________________________
Title:________________________



CONTRARIAN CAPITAL ADVISORS, L.L.C.



By:___________________________
Name:_________________________
Title:________________________

GOLDMAN SACHS CREDIT PARTNERS L.P.



By:___________________________
Name:_________________________
Title:________________________



MASSACHUSETTS MUTUAL LIFE
   INSURANCE COMPANY



By:___________________________
Name:_________________________
Title:________________________



MASSMUTUAL CORPORATE VALUE
   PARTNERS LIMITED

By:  MASSACHUSETTS MUTUAL LIFE
     INSURANCE COMPANY,
     Its Investment Manager



By:___________________________
Name:_________________________
Title:________________________



MELLON BANK, N.A.,
as Trustee for First Plaza Group Trust



By:___________________________
Name:_________________________
Title:________________________

THE NORTHWESTERN MUTUAL LIFE
   INSURANCE COMPANY



By:___________________________
Name:_________________________
Title:________________________


ROYALTON COMPANY

By:  PACIFIC INVESTMENT MANAGEMENT COMPANY,
     as Its Investment Advisor



By:___________________________
Name:_________________________
Title:________________________



SANWA BUSINESS CREDIT CORPORATION



By:___________________________
Name:_________________________
Title:________________________



SILVER OAK CAPITAL L.L.C.



By:___________________________
Name:_________________________
Title:________________________



VAN KAMPEN AMERICAN CAPITAL PRIME
   RATE INCOME TRUST



By:___________________________
Name:_________________________
Title:________________________

COAXIAL COMMUNICATIONS OF CENTRAL OHIO, INC.



By:___________________________
Name:_________________________
Title:________________________


PHOENIX ASSOCIATES



By:___________________________
Name:_________________________
Title:________________________


COAXIAL ASSOCIATES OF COLUMBUS I



By:___________________________
Name:_________________________
Title:________________________


COAXIAL ASSOCIATES OF COLUMBUS II



By:___________________________
Name:_________________________
Title:________________________


COAXIAL ASSOCIATES OF SOUTHERN OHIO, INC.



By:___________________________
Name:_________________________
Title:________________________

                                                                      Schedule 1
                                                     to the Assignment Agreement
August 17, 1998 Effective Date

==================================================================================================================================
                                       Revolving Credit Loans                         Terms Loans
----------------------------------------------------------------------------------------------------------------------------------

        Lender                         Principal         Interest        Principal               Interest/1/            Total
----------------------------------------------------------------------------------------------------------------------------------
AG Capital Funding Partners, L.P.                                       $23,286,090.41             $90,326.97       $23,376,417.38
----------------------------------------------------------------------------------------------------------------------------------
CIBC, Inc.                            $6,166,666.67     $31,362.83       $6,293,333.37             $24,411.90       $12,515,774.77
----------------------------------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank              $12,333,333.33    $62,735.66       $3,176,520.62             $12,321.75       $15,584,901.36
----------------------------------------------------------------------------------------------------------------------------------
Contrarian Capital Partners LLC                                          $8,280,883.74             $32,121.63        $8,313,005.37
----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Credit Partners LP                                        $18,630,385.45             $72,267.44       $18,702,652.89
----------------------------------------------------------------------------------------------------------------------------------
Mass Mutual Corp. Value Partners                                         $3,933,333.37             $15,257.44        $3,948,590.81
----------------------------------------------------------------------------------------------------------------------------------
Massachusets Mutual Life Insurance                                       $7,866,666.63             $30,514.87        $7,897,181.50
----------------------------------------------------------------------------------------------------------------------------------
Mellon Bank, N.A.                                                        $3,227,460.38             $12,519.35        $3,239,969.73
----------------------------------------------------------------------------------------------------------------------------------
Northwestern Mutual Life Insurance Co.                                  $11,800,000.00             $45,772.31       $11,845,772.31
----------------------------------------------------------------------------------------------------------------------------------
Royalton Company                                                         $5,274,778.00             $20,460.92        $5,295,239.22
----------------------------------------------------------------------------------------------------------------------------------
Silver Oak Capital, LLC                                                  $8,843,608.92             $34,304.44        $8,877,913.36
----------------------------------------------------------------------------------------------------------------------------------
Sanwa Business Credit Corporation                                        $4,013,605.44             $15,568.81        $4,029,174.25
----------------------------------------------------------------------------------------------------------------------------------
Van Kampen American Capital Prime
Income Trust                                                            $13,373,333.37             $51,875.29       $13,425,208.66
----------------------------------------------------------------------------------------------------------------------------------
                            Total:    $18,500,000.00    $94,088.49     $118,000,000.00            $457,723.12      $137,051,811.60
----------------------------------------------------------------------------------------------------------------------------------

--------------------------



/1/ Includes interest owing on the $28,500,000 Prepayment Amount and assumes that the $1,374,099.46 LIBOR interest payment is paid by the Borrowers on August 13, 1998.